U.S. Securities and Exchange Commission Washington, D.C. 20549

                               FORM 8-K
                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 11, 2003


                             RENTECH, INC.

          (Exact name of registrant as specified in its charter)

Colorado                         0-19260             84-0957421
(State of incorporation)   (Commission File Number)  (IRS Employer
                                                     Identification No.)

1331 17th Street, Suite 720, Denver, Colorado        80202
(Address of principal executive offices)             Zip Code)

                           (303) 298-8008

(Registrant's telephone number, including area code) N/A (Former name or former address, if changed since last report)


Item 5.  Other Events and Regulation FD Disclosure.

     On December 11, 2003, Rentech announced that it has signed a Technical Services Agreement with Clean Coal Power Resources, Inc. By this agreement, Rentech is to provide technical services to Clean Coal in support of Clean Coal's intended project to use Rentech's gas-to-liquids technology for production of clean-burning fuels from Clean Coals' coal located in Southern Illinois. The Technical Services Agreement is attached as Exhibit 99. Attached as Exhibit 99 is Rentech's press release dated December 11, 2003.


Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits
          10.1  Technical Services Agreement dated October 29, 2003 with
                Clean Coal Power Resources, Inc.
          99    Press release of Rentech, Inc. dated December 11, 2003.

     Statements made in this report and the information incorporated by reference into this report that are not historical factual statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward -looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. This section is included for purposes of complying with those safe harbor provisions. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of Rentech and its officers and can be identified by the use of terminology such as "may," "will," "expect," "believe," "intend," "plan," "estimate," "anticipate," "should" and other comparable terms or the negative of them. In addition, we, through our senior management, from time to time make forward-looking oral and written public statements concerning our expected future operations and other developments. You are cautioned that, while forward-looking statements reflect our good faith belief and best judgment based upon current information, they are not guarantees of future performance and are subject to known and unknown risks and uncertainties. These risks and uncertainties could cause actual results to differ materially from expectations. Factors that could affect Rentech's results include the availability of financing for the project, the decision of others as to proceeding with the project, the timing of various phases of the project, and the entry into definitive agreements with others related to the project. Any forward-looking statements, whether made in this report or elsewhere, should be considered in context with the risk factors discussed or incorporated by reference in this report and the various disclosures made by us about our businesses in our various public reports.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             RENTECH, INC.

                         By:  /s/ Ronald C. Butz
                             -------------------------------------
                             Ronald C. Butz
                             Vice President and Chief Operating Officer

Date:  December 11, 2003